August 5, 2020

Univest Securities, LLC

As Placement Agent for the Investors

375 Park Avenue, 15th Floor

New York, NY 10152

Re: Registration Rights Agreement

Reference is made to the Confidential Private Placement Memorandum, dated June 15, 2020 (the “Memorandum”) of Marizyme, Inc. (the “Company”) relating to a private placement offering (the “Offering”) for sale up to $9,000,000 (the “Maximum Amount”), in shares of the Company’s common stock, $0.001 par value per share (the “Shares”), at a price per share of 1.25, for a total of up to 7,200,000 Shares, as amended by Supplement No. 1 to the Memorandum, dated August 5, 2020 and as it may be further amended or supplemented from time to time, the accompanying Subscription Agreement (the “Subscription Agreement”) and all other annexes and exhibits (collectively, the “Offering Materials”). Capitalized terms not otherwise defined in this letter agreement, shall their respective meanings ascribed to them in the Memorandum or the Subscription Agreement.

This registration rights letter agreement (the “Registration Rights Agreement”) confirms our understanding with respect to registration of the securities sold pursuant to the Offering Material:

(a)Piggy-Back Registration Rights. If at any time after the initial Closing Date, the Company determines to file a registration statement under the Securities Act to register the offer and sale, by the Company, of Common Stock (other than (i) on Form S-4 or Form S-8 under the Securities Act or any successor forms thereto or (ii) a registration of securities solely relating to an offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement) (a “Registration Statement”), the Company shall, as soon as reasonably practicable, give written notice to Univest Securities, LLC, acting on behalf of the Investors (the “Placement Agent”), of its intention to so register the offer and sale of Common Stock and, upon the written request, given within five (5) Business Days after delivery of any such notice by the Company, of the Placement Agent to include in such registration the Shares (collectively, the “Registrable Securities”) (which request shall specify the number of Registrable Securities proposed to be included in such registration), the Company shall cause all such Registrable Securities to be included in such Registration Statement on the same terms and conditions as the Common Stock otherwise being sold pursuant to such registered offering, which shall be reviewed by counsel to the Placement Agent at least one (1) Business Day prior to filing such Registration Statement with the Commission.

(b)Registration Procedures. The Company will, as expeditiously as possible:

(i) (w) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to remain effective for the period of the distribution contemplated thereby, (x) promptly provide to the Placement Agent copies of all filings and Commission letters of comment and notify the Placement Agent (by telecopier, by PDF and by e-mail addresses provided by the Placement Agent) on or before the second (2nd) Business Day thereafter that the Company receives notice that (A) the Commission has no comments or no further comments on the Registration Statement, and (B) the Registration Statement has been declared effective and (y) file with the Commission an acceleration request within two (2) days that it is notified that the Commission has no comments or no further comments on the Registration Statement and (z) subject to the rights of the other holders of securities registered on the Registration Statement, remove from the Registration Statement any securities other than the Registrable Securities if the Commission determines that all of the securities being registered cannot be registered.

(ii)prepare and file with the Commission (x) such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until such Registration Statement has been effective for a period of one (1) year, and comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Registration Statement in accordance with each Investor’s intended method of disposition set forth in such Registration Statement for such period and (y) additional registration statements registering any Registrable Securities that the Commission does not permit to be registered under such Registration Statement;

(iii)furnish to the Placement Agent, at the Company’s expense, such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as the Placement Agent reasonably may request in order to facilitate the public sale or the disposition of the Registrable Securities covered by such Registration Statement, or make them electronically available;

(iv)as applicable, list or make available for quotation the Registrable Securities covered by such Registration Statement with any securities exchange or quotation system on which the Common Stock of the Company is then listed or quoted;

(v)notify the Placement Agent within two (2) Business Days of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or which becomes subject to a Commission, state or other governmental order suspending the effectiveness of the Registration Statement covering any of the Registrable Securities; and

(vi)provide to the Placement Agent copies of the Registration Statement and amendments thereto at least two (2) days prior to the filing thereof with the Commission.

(c)Expenses. All expenses incurred by the Company in complying with the registration rights provided herein, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of Company counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of FINRA, and the fees of the Placement Agent’s counsel, and fees of transfer agents and registrars are herein called “Registration Expenses.” All underwriting discounts, selling commissions and transfers applicable to the sale of Registrable Securities are herein called “Selling Expenses.” The Company will pay all Registration Expenses in connection with any Registration Statement described herein. Selling Expenses in connection with the Registration Statement shall be borne by the Investors.

(d)Indemnification. The Investors and the Placement Agent shall be entitled to the same indemnification rights as the other holders of registrable securities under the applicable Registration Statement. Upon request, the Company shall confirm to the Placement Agent its compliance with the terms of this paragraph.

Kindly confirm your agreement with the above, by signing below in the space indicated and by PDFing a signed copy of this letter agreement, via email to the undersigned at npdevito@gmail.com.

Marizyme, Inc.

By: Nicholas DeVito

Nicholas DeVito, Interim CEO

Consented and agreed to:

Univest Securities, LLC, as Placement Agent for the Investors

By: _____________________________

Name:

Title:

Investors

Each of the Investors has consented and agreed to this Registration Rights Agreement through their execution and delivery to the Company of the Omnibus Signature Page to Subscription Agreement and Registration Rights Agreement.